Exhibit 99.5



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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                  U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE
                                  as Assignee


                                      and


                            AVELO MORTGAGE, L.L.C.
                                  as Servicer


                            and as acknowledged by

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                              as Master Servicer


                                  Dated as of

                                April 28, 2006









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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated April 28, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of GSAA Home Equity Trust 2006-6 ("Assignee" or "Trustee"), Avelo Mortgage, L.L.C. (the "Servicer") and as acknowledged by JPMorgan Chase Bank, National Association, as master servicer (the "Master Servicer").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance.

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), (b) the Representations and Warranties Agreement, dated as of April 28, 2006, between Goldman Sachs Mortgage Company and the Assignor (the "Representations and Warranties Agreement") and (d) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among the Depositor, the Trustee, Deutsche Bank National Trust Company, as a custodian, Wells Fargo Bank, N.A., as a custodian, U.S. Bank National Association, as a custodian and JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), as securities administrator and as a custodian.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.02 (relating to the Owner's right to terminate the Servicer), Section 5.01 (relating to the Owner's right to receive information from the Servicer) and
Section 11.16 (relating the Owner's obligation to execute certain confidentiality agreements).

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the


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Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii)
of the preceding paragraph.

          The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

          2. Recognition of the Assignee.

          (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 5(b) of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

          (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as


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     the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

          (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

          (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

          JPMorgan Chase Bank, National Association
          ABA #: 021000021
          For credit to: SAS Clearing
          Acct #: 507198670
          FFC to: GSAA 2006-6 Acct # 507198670

          (e) Monthly Reporting

          Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period ending


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on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

          3. Representations and Warranties of the Assignee.

          The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

          (a) The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) The Assignee has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution by the Assignee of this Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Agreement have been duly authorized by all necessary corporate action on part of the Assignee. This Agreement has been duly executed and delivered by the Assignee, and, upon the due authorization, execution and delivery by the Assignor, the Servicer and the Master Servicer, will constitute the valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement or the consummation by it of the transaction contemplated hereby; and

          (d) There is no action, suit, proceeding or investigation pending or threatened against the Assignee, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Assignee to perform its obligations under this Agreement, and the Assignee is solvent.

          4. Representations and Warranties of the Assignor.

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:


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          (a) The Assignor is the sole owner of record and holder of the
     Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

          (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

          (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

          (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

          5. Remedies for Breach of Representations and Warranties of the Assignor.

          The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 4 hereof or in Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 2 of the Representations and Warranties Agreement.

          6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.


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          7. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

          (a)          in the case of the Servicer,

                       Avelo Mortgage, L.L.C.
                       600 E. Las Colinas Boulevard
                       Suite 620
                       Irving, Texas 75039
                       Attention: President and General Counsel

or such other address as may hereafter be furnished by the Servicer;

          (b)          in the case of the Master Servicer,

                       JPMorgan Chase Bank, National Association
                       4 New York Plaza, 6th Floor
                       New York, New York 10004
                       Attention: Annette M. Marsula
                       Tel.: (212) 623-8180
                       Fax: (212) 623-5930

or such address as may hereafter be furnished by the Master Servicer;

          (c)          in the case of the Assignee,

                       U.S. Bank National Association
                       401 South Tryon Street, 12th Floor NC 1179
                       Charlotte, North Carolina 28288-1179
                       Attention: Amedeo Morreale
                       Tel.: (212) 273-7038
                       Fax: (917) 351-2022

or such other address as may hereafter be furnished by the Assignee; and


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          (d)          in the case of the Assignor,

                       GS Mortgage Securities Corp.
                       85 Broad Street
                       New York, New York 10004
                       Attention:  Chris Gething
                       Tel.: (212) 902-1434
                       Fax: (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

          8. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          9. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

          10. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-6, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by U.S. Bank National Association is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-6,
(iii) nothing herein contained shall be construed as creating any liability for U.S. Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-6, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-6 under this Agreement, the Trust Agreement or any related document.

          11. Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.


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          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

          (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                        --------------------------------------
                                    Name:   Michelle Gill
                                    Title:  Vice President



                                    U.S. BANK NATIONAL ASSOCIATION, not in
                                    its individual capacity but solely
                                    as Trustee



                                    By: /s/ Patricia O'Neill-Manella
                                        --------------------------------------
                                    Name:   Patricia O'Neill-Manella
                                    Title:  Vice President



                                    AVELO MORTGAGE, L.L.C. (Servicer)



                                    By: /s/ Michael Forbes
                                        --------------------------------------
                                    Name:   Michael Forbes
                                    Title:  Vice President


Acknowledged and Agreed:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Master Servicer



By: /s/ Craig Baumberger
    -----------------------------------
Name:   Craig Baumberger
Title:  Assistant Vice President



                           Conduit/Avelo Step 2 AAR


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                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]



                                     A-1